SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 April 28, 2011
                Date of Report (Date of Earliest Event Reported)

                          Commission File No. 002-41703


                            THE X-CHANGE CORPORATION
             (Exact name of Registrant as specified in its charter)

        Nevada, USA                                        90-0156146
(State of Incorporation)                       (IRS Employer Identification No.)

           12655 N. Central Expressway Suite 1000 Dallas, Texas 75243
               (Address of principal executive offices)(Zip Code)

         Company's telephone number, including area code: (972) 386-7360

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On April 26, 2011 the CEO of Surrey Vacation Resorts, Inc. informed the Company that he was not able to meet a condition of closing the acquisition by The X-Change Corporation of his company. Surrey had been unable to get the approval, in writing, of its lenders to the transaction. He further informed the company that he would be unable to close the transaction. The Company has agreed to terminate the contract to purchase Surrey Vacation Resorts, Inc.

ITEM 7.01 FD DISCLOSURE

(a) The information in this Form 8-K shall not be deemed "filed" for purposes of ?Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Number                     Exhibit
    ------                     -------

     99.1       Letter from Surrey Vacation Resorts, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2011                               THE X-CHANGE CORPORATION



                                             /s/ Haviland Wright
                                             -----------------------------------
                                             Haviland Wright, CEO

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